Instruments eligible as capital	12 Months Ended
Dec. 31, 2024
Instruments Eligible As Capital
Instruments eligible as capital

21. Instruments eligible as capital

	2024	2023
Financial liabilities at fair value through profit or loss
Instruments eligible as capital	-	3,988
Total	-	3,988

There were no defaults or breaches of instruments eligible as capital or on any financial liability during the year ended December 31, 2024.

In June 2019, Nu Financeira issued a subordinated financial note in the amount equivalent to US$18,824, which was approved as Tier 2 capital by the Central Bank of Brazil in September 2019, for the purposes of regulatory capital calculation. The note had a fixed interest rate of 12.8% and a maturity in 2029, and could be called as of June 14, 2024. The repurchase was approved by the Central Bank of Brazil on June 17, 2024, and the Group completed the repurchase on July 03, 2024.

The Group designated the instruments eligible as capital at fair value through profit (loss) at its initial recognition. The losses of fair value changes arising from its own credit risk in the amount of US$40 were recorded in other comprehensive income (losses of US$29 and gains of US$2,008 in the years ended December 31, 2023 and 2022). All other fair value changes and interests in the amount of US$254 (gains of US$2,762 and US$7,310 in the years ended December 31, 2023 and 2022) were recognized as profit or loss.

	2024	2023	2022

Balance at beginning of the year	3,988	11,507	12,056
Interest accrued, net of gain from repurchases	235	(2,815)	(882)
Fair value changes	19	53	8,192
Own credit transferred to OCI	(40)	29	(2,008)
Repurchase	(3,984)	(6,126)	-
Effect of changes in exchange rates (OCI)	(218)	1,340	(5,851)
Balance at end of the year	-	3,988	11,507